Prospectus Supplement dated March 1, 2010

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century World Mutual Funds, Inc.

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the 86-year-old founder of American Century Investments, Co-Chairman Richard W. Brown has recently succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in American Century Companies, Inc. (ACC).  Under the Investment Company Act of 1940, this is presumed to represent control of ACC even though it is less than a majority interest.  Because ACC is the parent corporation of the funds' advisors, the change of trustee is considered a technical assignment of the funds' investment advisory and subadvisory agreements in effect on February 16, 2010.  Under the Act, an assignment requires the automatic termination of such agreements, making the approval of new agreements necessary. Agreements that took effect after February 16th were not affected by this change of trustee and remain in force.

In light of these events, the fund boards have approved interim investment advisory agreements under which the affected funds and classes will be managed until new agreements are approved by fund shareholders.  The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided.  New agreements, also expected to be substantially identical to the terminated agreements, will be submitted for shareholder approval in the coming weeks.  More detailed information about these events, the agreements and the required shareholder approvals will be provided in proxy statements to be provided to fund shareholders eligible to vote on the matter.

A discussion regarding the basis for the boards' approval of the interim and proposed advisory agreements and, if applicable, subadvisory agreements also will be available in each fund's report to shareholders for the next annual or semiannual reporting period ending after the dates of such approvals.

Mr. Brown has served as co-chairman of the ACC board of directors for the past three years.  His association with the firm dates back to 1998 when he was first appointed to the board.  Since 2004, Mr. Brown also has served as co-chairman of the Stowers Institute for Medical Research, a biomedical research organization working to find the keys to the causes, treatment and prevention of disease.  The Institute's endowment also holds ACC stock.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC).  Investors are urged to read the proxy statement because it contains important information.  The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-67862   1003

00072626